UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Phillips 66

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On March 26, 2025, Phillips 66 launched a website in connection with Phillips 66’s 2025 Annual Meeting of Shareholders. The website can be found at https://www.phillips66delivers.com/. A copy of the materials can be found below.

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DELIVERING VALUE
DEMONSTRATING COMMITMENT

Our Board | Our Nominees | Our Strategy | News & Resources

Energy Leadership for Long-term Value

The Reliable Path for Consistent and Compelling Value

VIEW OUR LATEST NEWS

PHILLIPS
66

Your Voice Matters in Protecting Your Investment in Phillips 66

An upcoming vote seeks to undermine Phillips 66's current leadership to the detriment of our business – and your returns. As a valued PSX shareholder, it's important that you understand the facts. Phillips 66's differentiated market position, transformational strategy and highly engaged Board continue to drive superior shareholder value – outperforming the S&P 500, S&P Energy Index, and synthetic proxy peer median since Mark Lashier started as President & CEO in 2022.

Our Strategy

Under Mark Lashier's leadership and with guidance from our highly engaged Board, Phillips 66's differentiated portfolio spanning midstream, chemicals, and refining operations pays off for our shareholders – and is poised to create value both now and in the long-term.

DIFFERENTIATED PORTFOLIO

IN HIGHLY ATTRACTIVE MARKETS

TRANSFORMATIONAL STRATEGY

DRIVING CLEAR OPERATIONAL AND COMMERCIAL BENEFITS

CONSISTENT & COMPELLING VALUE

CREATED FOR OUR SHAREHOLDERS

LEARN MORE ABOUT OUR STRATEGY

Our Nominees

Phillips 66's Highly Qualified, Experienced Director Nominees:

Our Nominees

Phillips 66's Highly Qualified, Experienced Director Nominees:

A. Nigel Hearne
Chief Operating Officer, Harbour Energy

John E. Lowe
Former Executive Vice President, ConocoPhillips

Robert W. Pease
Former Executive Vice President of Corporate Strategy & President of Downstream at Cenovus Energy

Howard Ungerleider
Former President and Chief Financial Officer, Dow Inc.

MEET OUR NOMINEES

MEET OUR BOARD

News and Resources

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2025 Preliminary Proxy Statement

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Investor Presentation

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News and Resources

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2025 Preliminary Proxy Statement

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Investor Presentation

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Media Contact

Thaddeus Herrick

Phillips 66

855-841-2368

thaddeus.f.herrick@p66.com

Investor Contact

Jeff Dietert

Phillips 66

832-765-2297

jeff.dietert@p66.com

Investor Contact

Owen Simpson

Phillips 66

832-765-2297

owen.simpson@p66.com

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Our Board

Engaged, refreshed Board with deep expertise driving long-term shareholder value.

Our Board is composed of highly qualified directors who have diverse, complementary perspectives and the right experience to oversee management and protect shareholders' interests. Cumulatively, the Board[1] has over 230 years of experience working in leadership positions in the energy sector, including at midstream, refining and chemicals companies, in addition to their experience as public company directors in the sector. The Board is highly engaged in actively reviewing the Company's strategy and exploring all opportunities to protect and enhance shareholder value. The Board continuously evaluates the portfolio, resulting in the divestitures of $3.5 billion in non-core and/or non-operated assets since 2023.

Our Board has a track record of regular refreshment to ensure it is bringing fresh perspectives to the Board room. Since 2019, nine new directors have joined the Board. This includes two since February 2024, when Bob Pease was appointed to the Board following constructive dialogue with Elliott.

5 New Independent Directors Added in the Past **4** years

6 Proposals to declassify the Board in the past decade (including this year's proposal)

8 Directors[2] **Energy** Experience

5 Directors[2] **Midstream** Experience

11 Directors[2] **Finance** Experience

6 Directors[2] **Refining** Experience

5 Directors[2] **Chemicals** Experience

The Simple Truth on Board Declassification

The Phillips 66 Board strongly supports declassifying our Board. We will now be presenting a proposal to declassify the Board for the sixth time in the past ten years. Despite the high vote threshold required for the proposal to pass, we remain committed to trying to declassify, as evidenced by the proposal being resubmitted this year. Unlike Elliott's proposal, we will seek to do so in accordance with our charter, our by-laws and Delaware law.

Attempts to Declassify

Formation of Board
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

We recommend shareholders vote FOR our proposal to declassify the Board this year. Learn more on this proposal, our history of declassification efforts, and why Elliott's proposal is unactionable.

LEARN MORE

Board Declassification FAQs

Why have you not been able to declassify the Board over the past decade? —

Declassifying the Board is a priority for us and for our shareholders. The Company's charter and by-laws require approval from 80% of the outstanding shares of stock entitled to vote in order for a declassification proposal to pass. We submitted this proposal in 2015, 2016, 2018, 2021 and 2023, and, while it received significant support, it did not receive the 80% vote required for adoption. In 2023, for example, the proposal saw 73% support of the outstanding shares of stock entitled to vote. We encourage shareholders to vote FOR our proposal to declassify the Board.

Why are you attempting to declassify the Board again? +

Is Elliott's proposal for the Company's Directors to voluntarily resign each year lawful? If it passes, can it be implemented? +

---

[1] Board composition as of March 26, 2025, excluding Gary K. Adams and Denise L. Ramos, who are each not standing for re-election and will retire from the Board at the Annual Meeting. Mr. Hearne and Mr. Ungerleider have each been nominated for election to the Board at the Annual Meeting and are not currently serving as members of the Board.

[2] Reflects the skills of the Board's continuing directors and the director nominees standing for election at the Annual Meeting. Mr. Adams and Ms. Ramos have been excluded from the matrix as they are not standing for re-election and will retire from the Board at the Annual Meeting.

Media Contact

Thaddeus Herrick

Phillips 66

855-841-2368

thaddeus.f.herrick@p66.com

Investor Contact

Jeff Dietert

Phillips 66

832-765-2297

jeff.dietert@p66.com

Investor Contact

Owen Simpson

Phillips 66

832-765-2297

owen.simpson@p66.com

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Board Declassification FAQs

Why have you not been able to declassify the Board over the past decade? +

Why are you attempting to declassify the Board again? —

After considering the advantages and disadvantages of declassification, including input from our shareholders, the Board continues to believe that it is in the best interests of the Company and its shareholders to declassify the Board.

Is Elliott's proposal for the Company's Directors to voluntarily resign each year lawful? If it passes, can it be implemented? +

---

[1] Board composition as of March 26, 2025, excluding Gary K. Adams and Denise L. Ramos, who are each not standing for re-election and will retire from the Board at the Annual Meeting. Mr. Hearne and Mr. Ungerleider have each been nominated for election to the Board at the Annual Meeting and are not currently serving as members of the Board.

[2] Reflects the skills of the Board's continuing directors and the director nominees standing for election at the Annual Meeting. Mr. Adams and Ms. Ramos have been excluded from the matrix as they are not standing for re-election and will retire from the Board at the Annual Meeting.

Board Declassification FAQs

Why have you not been able to declassify the Board over the past decade? +

Why are you attempting to declassify the Board again? +

Is Elliott's proposal for the Company's Directors to voluntarily resign each year lawful? If it passes, can it be implemented? —

No. Elliott's proposal attempts to declassify the Board in a de facto manner without properly amending the Company's charter and by-laws. In doing so, we believe that Elliott's proposal contravenes well-settled principles of Delaware corporate law. If the Company attempted to adopt Elliott's proposal, it would be highly at risk of being rendered null and void, potentially subjecting the Company, and your investment, to costly litigation and reputational damage.

For these reasons, we encourage shareholders to vote AGAINST Elliott's proposal and, if you wish to properly declassify the Board in accordance with the Company's governing documents, vote in favor of management's proposal to declassify the Board by amending the charter and by-laws.

---

[1] Board composition as of March 26, 2025, excluding Gary K. Adams and Denise L. Ramos, who are each not standing for re-election and will retire from the Board at the Annual Meeting. Mr. Hearne and Mr. Ungerleider have each been nominated for election to the Board at the Annual Meeting and are not currently serving as members of the Board.

[2] Reflects the skills of the Board's continuing directors and the director nominees standing for election at the Annual Meeting. Mr. Adams and Ms. Ramos have been excluded from the matrix as they are not standing for re-election and will retire from the Board at the Annual Meeting.

Committees →

Director Since →

Selected Skills and Experience Supporting Oversight of Phillips 66 →

Career Highlights →

- Ms. Bushman's experience overseeing **3M's business transformation initiative** included the deployment of a global ERP system and establishment of multiple global business centers to standardize and simplify the company's processes, which has positively contributed to Ms. Bushman's oversight of Phillips 66's own efforts in progressing its critical **multi-year business transformation and cost-saving initiatives**
- Throughout Ms. Bushman's career, she has been deeply involved in **human capital management** and leadership development and planning initiatives and has been an active participant in **employee engagement** during her time on the Board
- Ms. Bushman contributes to the Board's active oversight of **IT and cybersecurity matters**, topics of increasing interest to our shareholders, from her substantial digital, software, and CIO leadership roles
- She brings to the Board an informed, **global perspective of corporate governance** issues from her current and former service on other public company board.
- Bushman's current service on the audit committees of other highly technical global organizations and experience at 3M has been particularly impactful in overseeing Phillips 66 from an **accounting, finance, and risk management perspective**

Career Highlights

3M, *a diversified technology company with operations in industrials and worker safety, among others*

- Executive Vice President of International Operations (2017 to 2020)
- Senior Vice President of Business Transformation and Information Technology (2013 to 2017)
- Previously held roles of increasing responsibility, including Executive Vice President of Safety and Graphics; Executive Vice President of Safety, Security and Protection Services; Division Vice President of Occupational Health and Environmental Safety; and Chief Information Officer

Other Current Public Company Directorships:

- Adient plc
- Bio-Techne Corporation

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Gregory J. Hayes

Executive Chairman of RTX Corporation

Committees

- Nominating and Governance (Chair)
- Human Resources and Compensation
- Public Policy and Sustainability
- Executive

Director Since

2022

Committees →

Director Since →

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Charles M. Holley

Former Executive Vice President and Chief Financial Officer of Walmart Inc.

Committees

- Audit and Finance
- Public Policy and Sustainability

Director since

2019

Committees

Director since

Selected Skills and Experience Supporting Oversight of Phillips 66

- As Executive Vice President and Chief Financial Officer of Walmart Inc., one of

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Mark Lashier

Chairman and Chief Executive Officer of Phillips 66

Committees

- Executive (Chair)
- Public Policy and Sustainability

Director Since

2022

Committees →

Director Since →

Selected Skills and Experience Supporting Oversight of Phillips 66

- As our current Chairman and Chief Executive Officer, Mr. Lashier brings

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Grace Puma

Former Executive Vice President, Chief Operations Officer of PepsiCo, Inc.

Committees

- Human Resources and Compensation
- Public Policy and Sustainability

Director Since

2024

Selected Skills and Experience Supporting Oversight of Phillips 66

- Ms. Puma's experience in operations and procurement at major multinational

Committees →

Director Since →

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Denise R. Singleton

Chief Legal Officer and Corporate Secretary of Amrize Ltd

Committees

- Human Resources and Compensation
- Public Policy and Sustainability

Director since

2021

Committees →

Director since →

Selected Skills and Experience Supporting Oversight of Phillips 66

- Ms. Singleton's work in her current role as the Chief Legal Officer of Amrize Ltd,

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Douglas T. Terreson

Former Head of Energy Research at Evercore ISI

Committees

- Audit and Finance
- Public Policy and Sustainability

Director since:

2021

Committees →

Director since: →

Selected Skills and Experience Supporting Oversight of Phillips 66

- Mr. Terreson is a **leading industry expert** whose career has spanned a rare

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Glenn F. Tilton

Former Chairman and Chief Executive Officer of UAL Corporation (Parent of United Airlines)

Lead Independent Director of Phillips 66

Committees

- Human Resources and Compensation
- Nominating and Governance
- Public Policy and Sustainability
- Executive

Committees

Director since

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Marna C. Whittington

Former Chief Executive Officer of Allianz Global Investors Capital

Committees

- Audit and Finance
- Nominating and Governance
- Public Policy and Sustainability

Director Since

2012

Selected Skills and Experience Supporting Oversight of

Committees →

Director Since →

Committees →

Director Since →

Selected Skills and Experience Supporting Oversight of Phillips 66 →

Career Highlights →

Selected Skills and Experience Supporting Oversight of Phillips 66

- Dr. Whittington's many years of leadership experience and expertise as a former senior executive in the investment management industry, including as Chief Executive Officer of Allianz Global Investors Capital, provides our Board with substantial experience in **international business, financial reporting, risk management and investment banking matters**
- Dr. Whittington is able to bring an **investor perspective** to our Board, which assists us in **financial, operational, and investment oversight** which are key to supporting our strategic priorities and progress toward achieving them
- She has previously **engaged directly with our shareholders** in governance and compensation-related conversations through her role as Chair of the HRCC and helped our Board demonstrate **responsiveness to shareholder feedback** through recent changes made to our executive compensation program
- Additionally, within her prior role as Chair of the HRCC, she helped Phillips 66 **navigate our recent leadership transition** from a management succession planning and executive compensation perspective at a critical time in the Company's evolution
- Her experience serving as a public company board member gives her valuable **industry experience** as well as knowledge across a range of **corporate governance and oversight approaches**

Career Highlights

Allianz Global Investors Capital, *a global investment management firm*

- Chief Executive Officer (2002 to 2012)

Morgan Stanley Investment Management, *an American active investment management firm*

- Managing Director and Chief Operating Officer (1996 to 2001)

Other Current Public Company Directorships:

- Oaktree Capital Group LLC
- Ocugen Inc.

Prior Public Company Directorships (within past five years):

- Macy's Inc. (1993 to 2022)

Rationale for Nomination →

Selected Skills and Experience Supporting Oversight of Phillips 66 →

Career Highlights →

Selected Skills and Experience Supporting Oversight of Phillips 66

- Mr. Hearne possesses **refinery operations expertise** gained from over 35 years in various downstream and refining roles at Chevron Corporation
- While at Chevron, he was instrumental in establishing a new Oil, Products and Gas business which combined the traditional upstream, downstream and midstream business segments into one global, integrated organization, **improving operational efficiencies and collaboration to enhance returns** across Chevron's value chain
- As Chevron's Executive Vice President, Oil, Products & Gas, he **managed upstream and downstream assets** covering approximately 3.3 million BPD of oil and gas production, 1.8 million BPD of refining capacity, $15 billion of capital expenditures, $20 billion of operating expenses and 28,000 employees**, and** was responsible for **ensuring safety and environmental compliance and optimizing operational performance,** all of which contribute to his **extensive energy industry operational experience**
- While serving as President of Chevron EurAsia Pacific, he gained valuable **M&A experience** with his contributions to Chevron's acquisition of Noble Energy, which bolstered the company's international strategy and spearheaded growth
- He will bring valuable **operational safety experience** to the Board, gained through his time leading the enterprise operational excellence effort that improved Chevron's safety performance in 2023
- Having held management roles covering Europe, Asia, Australia and the United States, he has cultivated a **global outlook on the oil and gas industry** that will be valuable to the Board's ongoing review of the Company's strategy and future opportunities in a dynamic energy market

Career Highlights

Harbour Energy, *a diversified oil and gas company*

- Chief Operating Officer (since March 2025)

Chevron Corporation, *an integrated energy and chemicals corporation*

- Executive Vice President, Oil, Products & Gas (2022 to February 2025)
- President, Chevron Eurasia Pacific Exploration & Production (2020 to 2022)
- President, Chevron Asia Pacific Exploration & Production (2019 to 2020)

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John E. Lowe

Former Executive Vice President, ConocoPhillips

Rationale for Nomination

Mr. Lowe brings deep energy industry expertise to the Board, with significant experience in refining, chemicals and midstream. Mr. Lowe's 30-year career with ConocoPhillips and Phillips Petroleum Company included Executive Vice President roles overseeing exploration and production, commercial operations, and planning, strategy and corporate affairs. Having served in various roles as an executive, strategic advisor and board member for upstream, midstream and downstream energy companies, he contributes valuable expertise to the Board and supports oversight of Phillips 66's strategic direction, business transformation, capital allocation framework, operations and risk management.

Rationale for Nomination →

Committees →

Committees

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Robert W. Pease

Former Director of U.S. Operations of Cenovus Energy

Rationale for Nomination

Mr. Pease's significant global energy industry experience spans more than three decades with considerable expertise in refining businesses. He provides meaningful oversight of senior management and practical advice to the Board on optimizing refining assets, shifting market demand and through-cycle positioning, all aligned to executing the Company's long-term strategic priorities.

His leadership roles have also included oversight of critical financial reporting responsibilities, including engagement of external auditors and credit rating agencies, that are valuable to Phillips 66 and the Company's Audit and Finance Committee.

Rationale for Nomination →

Committees →

Committees

- Public Policy & Sustainability (Chair)

Committees →

Director Since →

Selected Skills and Experience Supporting Oversight of Phillips 66 →

Career Highlights →

Committees

- Public Policy & Sustainability (Chair)
- Audit & Finance
- Nominating & Governance
- Executive

Director Since

2024

Selected Skills and Experience Supporting Oversight of Phillips 66

- Mr. Pease brings to the Board over 38 years of global industry expertise, along with considerable familiarity with Phillips 66's businesses and assets from his time at Cenovus Energy, a partner in the Wood River and Borger refinery joint ventures
- He has significant refinery operations experience, along with a deep understanding of U.S. and global commodity markets following significant roles in trading, risk management, regulatory compliance, and commercial marketing during his time at Shell and Cenovus Energy
- In his prior roles, Mr. Pease was involved in optimizing refining assets and developing strategic decision modeling tools, which enhance the Board's ability to oversee execution across Phillips 66's strategic priorities
- He has a strong track record of success in executing on complex business transformation efforts, including at Motiva, where he oversaw completion and integration of a major refinery expansion project and developed and implemented a rapid distribution and marketing growth strategy, increasing Motiva's branded, commercial and biofuels presence and generating increased profitability, and at Cenovus, where he led the early transformation of a Canadian upstream-focused oil and gas producer into a large, fully integrated oil company
- His leadership roles have included oversight of critical financial reporting-related responsibilities, including engagement of external auditors and credit rating agencies, that are valuable to Phillips 66 and our A&FC
- Mr. Pease's prior involvement in public policy and government affairs, both in an operational capacity interacting with regulators and as a member of the Board of Governors of the Canadian Association of Petroleum Producers (CAPP) and a Board member of the American Fuels & Petrochemicals Manufacturers (AFPM), brings connectivity to emerging opportunities and risks facing our businesses
- He has been an advocate for talent development and employee-related initiatives throughout his career and has held active roles within Catalyst, a leading global non-profit for the advancement of women in business, and the United Way of Greater Houston, providing alignment with Phillips 66's mission to provide energy and improve lives while living our values

Career Highlights

Cenovus Energy, *a Canadian oil and natural gas company*

- Director of U.S. Operations (2017 to 2018)
- President, Downstream, U.S. Operations (September 2017 to December 2017)
- Executive Vice President of Corporate Strategy & President of Downstream (2015 to 2017)
- Executive Vice President of Markets, Products & Transportation (2014 to 2015)

Motiva Enterprises LLC, *a downstream and midstream oil refining company*

- Chief Executive Officer and President (2008 to 2014)

Shell plc, *a multinational oil and gas company*

- President, Shell Trading (U.S.) Co. (2004 to 2008)
- Vice President of Trading and Shipping Operations (2004 to 2008)

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Howard Ungerleider

Former President and Chief Financial Officer of Dow Inc.

Rationale for Nomination →

Selected Skills and Experience Supporting Oversight of Phillips 66 →

Rationale for Nomination

Mr. Ungerleider will bring over three decades of senior-level leadership, operational and financial experience in the chemicals industry to the Board. In particular, his experience as a former President and Chief Financial Officer of a large multinational chemical company and current and past public company board service has equipped him to provide valuable oversight of financial and accounting matters, in addition to governance, strategic planning and risk management, all critical to executing our strategy. His extensive M&A experience enables him to provide valuable perspectives regarding the Company's strategic direction and business transformation.

Selected Skills and Experience Supporting Oversight of Phillips 66

Midstream | Chemicals | Refining + Marketing

U.S. NGLs Future Growth Exceeds U.S. Crude Oil Growth[4]
Crude Oil
NGLs
C3+
NGL / C3+ (MBD)
Crude Oil (MBD)
10,000
8,000
6,000
4,000
2,000
0
16,000
12,000
8,000
4,000
0
2012
2014
2016
2018
2020
2022
2024
2026
2028
2030

Our integrated business has world-class operations in midstream, refining, chemicals, marketing, and renewable fuels development. Each is exposed to growing markets with substantial tailwinds and collectively enable us to capitalize on synergistic opportunities and manage and mitigate risk.

Our transformative strategy has demonstrated value. We've delivered on the commitments made to our shareholders in 2022, and further enhanced them in 2023. These include reducing our refining adjusted controllable costs[8] and returning capital to shareholders in excess of our target while executing value-accretive midstream transactions.

Our transformative strategy has demonstrated value. We've delivered on the commitments made to our shareholders in 2022, and further enhanced them in 2023. These include reducing our refining adjusted controllable costs[8] and returning capital to shareholders in excess of our target while executing value-accretive midstream transactions.

Deliver Shareholder Returns
$ 12.0
+24%
$ 13.6
Target Range
$ 10.0
2022 Target
2024 Delivered
Capture Value from Wellhead to Market
$ 1.0
+50%
$ 1.5
2022 Target
2024 Delivered
Execute Business Transformation
Run-rate Cost Savings ($B)
$ 1.0
+50%
$ 1.5
$ 0.3
$ 0.2
$ 1.2
$ 0.8
2022 Target
2024 Delivered
Improve Refining Performance
$ 0.75
+44%
$ 1.08
2022 Target
2024 Delivered

As effective and responsible stewards of our assets, we have notably improved our refining performance and cost structure since 2022, while maintaining industry-leading safety standards. Looking ahead to 2027, we have ambitious goals to further reduce our costs and capture demand growth in high-value refined products.

Reducing Costs | Runtime | Output

Reducing Costs
$ 8.27
-19%
$ 6.71
-15%
$ 6.98
$ 5.90
$ 5.50
2022
2024

Our integrated business model yields a competitive advantage that allows for consistent and compelling shareholder value creation. In the past decade, relative to the synthetic proxy peer median[1], Phillips 66 has delivered:

+2%
Higher Average ROCE[9]

16%
Higher Return of Capital[9]

Shareholder Distributions | Growing Dividend | Shareholder Distribution Yield

Cumulative Shareholder Distributions ($B)
Share Repurchases
Dividends
1
4
7
10
12
15
21
24
26
28
31
37
43
'12
'13
'14
'15
'16
'17
'18
'19
'20
'21
'22
'23
'24

We have delivered this performance while returning significant capital to our shareholders through cycles:

Since 2012 Spin

$43B
Shareholder distributions[11]

15%
Dividend CAGR[12]

35%
Initial shares outstanding repurchased

>200%
Returned of initial market cap

Going forward, we have set ambitious goals and we are committed to maintaining best-in-class asset integrity; delivering a secure, competitive, and growing dividend; pursuing further accretive growth; and returning over 50% of our net operating cash flow to shareholders through share repurchases and dividends.[14]

Ratable Return of Capital with Upside Potential
Allocation of Cash Flow from Operations ($B)
~$7
$2 - $3
$1
$2
$1
$1
$2
$1
Covered with Midstream Cash Flow
Share Repurchases
Debt Repayment
Growth Capital
Competitive Dividend
Sustaining Capital
2026 Consensus CFO
Upside Potential

2027 Strategic Priorities

World-Class Operations	~$5.50 Refining annual adjusted controllable costs per barrel[15]	> $500 MM reduction in operating, SG&A & freight costs[16]
Disciplined Growth	$2.0 B per year in total organic capital spend	> $1.0 B mid-cycle adjusted EBITDA[8] growth in Midstream and Chemicals
Shareholder Returns	> 50% cash flow from operations returned to shareholders[11]	Secure, competitive & growing dividend
Financial Strength	< 30% net debt-to-capital ratio[8]	$17 B target total debt

---

[1] Calculated as the weighted average of Refining (CVI, DINO, DK, MPC, PBF, VLO), Midstream (OKE, TRGP, WMB), and Chemicals (DOW, LYB, WLK) Performance by Proxy Peers' TSR based on the weighting of consensus NTM EBIDTA estimates for PSX's segments.

[2] Source: FactSet; market data as of March 13, 2025.

[3] Shown since June 30, 2022, one day prior to Mark Lashier's appointment as CEO.

[4] Source: Phillips 66 Economist Office, CMA.

[5] Source: Public disclosure. Note: Numbers shown for 2024 Delivered are as of 31-Dec-2024.

[6] Represents dividends paid on common shares and repurchases of common shares.

[7] Percent increase shown from midpoint of $11.0 B

[8] Non-GAAP financial measure. Click Here to see how we define and calculate these measures and a reconciliation thereof to the most directly comparable GAAP measures.

[9] Source: Factset; market data as of March 13, 2025; Average Return on Capital Employed: Non-GAAP financial measure. Total Return of Capital as % of Net Cash Provided by Operating Activities: calculated as sum of dividends paid and share repurchases divided by Net Cash Provided by Operating Activities. Click Here to see how we define and calculate these measures and a reconciliation thereof to the most directly comparable GAAP measures.

[10] Total Shareholder Distribution Yield includes annual dividends paid on common stock plus repurchases of common stock divided by the average of January 2, 2024, and December 31, 2024, market cap of the respective indices and S&P 500 sectors.

[11] Shareholder distribution through dividends paid on common shares and repurchases of common shares.

[12] Dividend CAGR calculated from initial dividend of $0.20 per share in 3Q 2012 to $1.15 per share in 4Q 2024.

[13] 2012 dividend shown as 4Q 2012 dividend of $0.25 per share annualized.

[14] Source: Factset; market data as of March 13, 2025.

[15] Excluding adjusted turnaround expense, post-ceasing of operations at Los Angeles refinery.

[16] Cost reduction relative to 2024 baseline.

Media Contact

Thaddeus Herrick

Phillips 66

855-841-2368

thaddeus.f.herrick@p66.com

Investor Contact

Jeff Dietert

Phillips 66

832-765-2297

jeff.dietert@p66.com

Investor Contact

Owen Simpson

Phillips 66

832-765-2297

owen.simpson@p66.com

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Midstream
Chemicals
Refining + Marketing
World GDP vs. Base Chemicals Demand Change[4]
(Indexed to 2023)
World GDP % Change
Base Chemicals Demand Change
Chemicals Demand Growth Increasing Relative to GDP
25%
20%
15%
10%
5%
-
2024
2025
2026
2027
2028
2029
2030

Midstream
Chemicals
Refining + Marketing
Capture Greater Margin in Tight Markets[4]
Global Liquids Demand Growth
Gasoline
Diesel
Jet
NGLs
Naphtha
Change from 2023 (MMBD)
7.0
6.0
5.0
4.0
3.0
2.0
1.0
-
2024
2025
2026
2027
2028
2029
2030

Reducing Costs
Runtime
Output
Maximizing Runtime
Crude Capacity Utilization
+5%
90 %
95 %
2022
2024

Reducing Costs
Runtime
Output
Optimizing Output
Clean Product Yield
84 %
+3%
87 %
2022
2024

Shareholder Distributions
Growing Dividend
Shareholder Distribution Yield
Annual Dividend ($ Per Share)
Increasing Every Year
15.0% CAGR
$4.50
$1.00[13]
'12
'13
'14
'15
'16
'17
'18
'19
'20
'21
'22
'23
'24

37,08.75

Shareholder Distributions | Growing Dividend | Shareholder Distribution Yield

Total 2024 Shareholder Distribution Yield[10]
Phillips 66
3.5% Dividends
6.5% Share Repurchases
10%
XLE
7.6%
S&P 500
3.0%
Nasdaq 100
2.3%
Dow Jones Industrial
2.5%

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PHILLIPS 66

DELIVERING VALUE
DEMONSTRATING COMMITMENT

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Press Releases

March 5, 2025 — **Phillips 66 Issues Letter to Shareholders** — READ MORE

Media Contact

Thaddeus Herrick

855-841-2368

thaddeus.f.herrick@p66.com

Investor Contact

Jeff Dietert

832-765-2297

jeff.dietert@p66.com

Owen Simpson

832-765-2297

owen.simpson@p66.com

Shareholder Resources

2025 Preliminary Proxy Statement

DOWNLOAD

Investor Presentation

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Investor Website

VISIT

Media Contact

Thaddeus Herrick

Phillips 66

855-841-2368

thaddeus.f.herrick@p66.com

Investor Contact

Jeff Dietert

Phillips 66

832-765-2297

jeff.dietert@p66.com

Investor Contact

Owen Simpson

Phillips 66

832-765-2297

owen.simpson@p66.com

Legal Disclaimer Copyright © 2025 Privacy Policy

PHILLIPS 66

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Phillips 66 Privacy Statement

Last Updated: June 21, 2024

Phillips 66 Company is committed to protecting your privacy. This Privacy Statement provides information regarding how we treat the personal data (also known as personal information) we collect from you, and your associated rights when using the Phillips 66 group of websites, platforms, and other services that link to this Privacy Statement, or when purchasing products from, conducting business with, or otherwise interacting with a company or companies within the Phillips 66 group of companies ("Phillips 66," "we," "us," "our").

If you reside in the European Economic Area ("EEA") or the United Kingdom, please visit the relevant notices to find out how we process your information.

- Austria
- Germany
- United Kingdom

Specifically, this Privacy Statement describes how Phillips 66 collects, uses, and discloses to others your personal data when you interact with us online, including through your use of social media, or offline (collectively, our "Services").

If you are a job applicant, recruit, employee, contractor, or spouse/dependent of an employee of Phillips 66, please refer to the Phillips 66 Company Global Recruiting Privacy Statement located here. Phillips 66 employees may access our Personal Data Privacy Policy in the Phillips 66 Policy Center.

What Personal Data Does Phillips 66 Collect?

Phillips 66 collects personal data for our operational purposes. We may collect the following categories of personal data:

- **Contact information**, such as your name, email address, mailing address, and telephone number.
- **Account information**, such as display/username, company/employer name, and account number that you use when establishing an account with us.

number that you use when establishing an account with us.

- **Financial information**, such as bank account or routing numbers, credit card numbers, debit card numbers, customer account information, owner numbers, and in connection with credit requests, social security numbers or other national/tax identification numbers.
- **Biographic and demographic information**, such as your date of birth, employment information, gender identity, language(s) spoken, nationality, and country of residence. In the case of individuals who are real property or mineral interest owners who receive payments from us for those interests, we may additionally collect legal and/or tax documents that contain interest owners' current or former family member names and relationships; deaths, marriages, divorces, adoptions, and guardianships; divorce decrees; name changes; wills, trusts, and probate-related information; powers of attorney or agents; and other court orders.
- **Electronic Usage data**, such as your browsing activity, IP address of your device, search history, and information about your interactions with our Services. For more information, please see the Cookies, Web Beacons, and Other Tracking section below.
- **General location and precise geolocation information** from your mobile device or computer that will allow us, for instance, to assist you in finding one of our branded station locations. While some location information is more general, such as what city you are in, we may also collect precise geolocation information to determine your actual location.
- **Inferences** drawn from other sources of your personal data to help us better understand your preferences.
- **Other information you provide**, such as your educational and professional or employment-related data when you apply for a job with us, your feedback, purchase history, contest entry information, and your inquiries about our products and Services.

How Does Phillips 66 Collect Personal Data?

Phillips 66 collects personal data online and offline.

- **Categories of Data You Provide to Us or Our Service Providers.** We may collect personal data that you provide to us when you use our Services, such as contact information, inquiries you make about our products and Services, your email or other contact preferences, contest entries and event registration, and feedback. We may also collect personal and financial information from you when you make a purchase with us so we can process and fulfill your order, or to send you payments as a property or mineral interest owner.
- **Personal Data Collected Automatically by Us or Our Service Providers.** Phillips 66 uses cookies, web beacons, and other tracking methods to collect usage data through our website and mobile application automatically from the devices you use to connect to our Services. For more information, please see the Cookies, Web Beacons, and Other Tracking section below.
- **Personal Data We Collect About You from Public Sources and Third Parties**. If you use a third-party login to create an account with us or otherwise link to our Services via a third-party service, we may receive information about you from the third party (subject to your privacy settings on those third-party services), such as the above-listed identifiers and demographic information, your interests, and publicly observed data (for example, from social media websites or your online activity).

We may draw inferences from any of the categories of data above described to help us tailor our

We may draw inferences from any of the categories of data above described to help us tailor our communications to you and to improve our Services. From time to time, we may also use or augment the personal data we have about you obtained from other sources, such as public databases, social media platforms and other third parties. We may also combine information we get from a third party with information we already have, and we may combine information that we have collected offline with information we collect online.

Cookies, Web Beacons and Other Tracking

Cookies are small amounts of data generated by a website and saved by your web browser. Their purpose is to remember information about you. Our websites may use cookies to track the number of times you have visited our websites, to track the number of visitors to our site, to analyze visitors' experience with our sites, to store data that you may provide (such as preferences), and to store technical information related to your interactions with our websites and applications. We may also use session cookies, which are deleted when you close your browser, to store your username, to facilitate movement around our sites, and other information useful in administering your session on our sites.

Our websites may also contain web beacons, which are small, transparent image files. Web beacons allow us to count the number of users who have visited pages of our sites. We may also include web beacons in promotional email messages or newsletters in order to determine whether messages have been opened and acted upon, including whether the recipient clicked on a link in the email or forwarded the email to another person.

Here are some of the types of personal data collected when visiting our website and mobile application:

- Log data, such as your device's IP address, browser settings, the date of your visit, and how you used the website or mobile application.
- Cookie data, which is used to record log data.
- Social media plugins, that enable you to share information with others (e.g., the Facebook "like" button) and that allows us to recognize you if you have previously visited our websites and are logged into the social media website while browsing our website.
- Device information, such as your precise geographic location, what operating system you are using, your device's settings, and other unique device identifiers.

Tracking Options and "Do Not Track" Signals

Most internet browsers automatically accept cookies, but you may adjust your browser, operating system, or mobile device settings to limit certain tracking, decline cookies, or notify you when a cookie is being placed on your computer or device. If you choose not to accept cookies while using our Services, you may not be able to experience all the features of our sites or applications. You can typically delete existing cookies, although this means that your existing settings will be lost, such as stored usernames and other preferences. While you may be able to disable the use of cookies through your browser or device settings, the Phillips 66 Services currently do not respond to a "Do Not Track" signal in the HTTP header from your browser or mobile application.

How Do We Use Your Personal Data?

We use your personal data for the following purposes:

- **For Customer Service**. We use your personal data to answer your questions and to respond to your requests made through our websites, call centers, applications, or through third-party websites (including social media).
- **For Commercial Transactions and Payments**. We use your personal data to deliver Services, identify retail station sites that are close to your location, make payments, and execute requested transactions, such as concluding and executing agreements with customers, suppliers, interest owners, and business partners; recording and settling the purchase and sale of our services, products, and materials to and from a Phillip 66 company; and facilitating use of our websites and applications.
- **To Improve or Develop Products or Services (including websites and applications)**. We use your personal data to develop or improve Phillips 66 or our branded fuel stations' products or services; to determine how to best provide Services to you and to manage your account(s); and to improve our websites and applications to make them easier for you to use.
- **For Marketing, Tailored Content, and Promotions**. We use your personal data for the development, execution, and analysis of market surveys and marketing strategies to better understand our, and our branded fuel stations', customers and users of our websites or applications. Specifically, we may use your personal data to provide you with tailored content, send you advertisements and promotional materials, analyze the effectiveness of advertisements and promotional materials, provide you with updates on new features or offers, conduct contests offered by us or our branded stations, and to help us determine whether you may be interested in new products or Services. If you no longer wish to receive promotional marketing materials from us, you may opt-out of receiving such materials at any time. You may unsubscribe from receiving marketing or other commercial emails, texts, SMS messages, or push notifications from Phillips 66 by following the instructions included in those communications and we will comply with your request as soon as reasonably practicable, or click here. Please note that if you opt-out of receiving such communications, we retain the right to send you non-marketing communications (such as information about a transaction with us).
- **For Account Management and Verification**. We may use your personal data to manage your account with us, and to send text, SMS, or push notifications to your mobile device with your prior knowledge and consent.
- **To Prevent Fraud and Security Risks**. We use your personal data to safeguard that personal data, and to protect the security and integrity of our Services and our business. We may also use your personal data to manage fraud and security risks, including detecting and preventing fraud or criminal activity.
- **For Job Applicants During the Recruiting Process**. As further described in the Phillips 66 Company Global Recruiting Privacy Statement, during the pre-employment process, we may collect and process sensitive personal data (also known as special categories of personal data, depending on where you live) such as your nationality, racial and/or ethnic origin, and health-related information in our medical questionnaire for the purposes of making accommodations during the interview process; assessing your eligibility for certain positions and your fitness to work certain jobs; for the establishment, exercise or defense of legal claims; or to ensure equal employment opportunities as permitted or required by local law. However, we only collect and use your sensitive personal data to fulfill our business purposes related to the and use your sensitive personal data to fulfill our business purposes related to the consideration of your employment with us, and we do not use such information to infer any other characteristics about you.

- **For Financial Incentives**. We provide special financial offers, discounts, and other benefits to customers who buy gasoline at our retail station sites using our branded mobile application. There is no charge to download or use the mobile app. If you download the application, we request certain personal data including your name, telephone number, and an email address that allows us in return to tailor our future communications and discounts to you. You may choose to provide additional personal data to customize your app experience and make payments using the app.
- **To Comply with Laws**. We may use your personal data to comply with our legal and regulatory obligations and to defend ourselves in litigation and investigations.

We may aggregate, anonymize and/or de-identify data we collect about customers and site visitors and use it for any purpose, including product and Service development and other business improvement activities.

To Whom Do We Provide Your Personal Data?

We may provide your personal data, including data in each of the categories described above, within the Phillips 66 group of companies. We may also provide that personal data to the following categories of entities:

- **Service Providers**. We disclose your personal data to our vendors, contractors, and service providers for legitimate business purposes to provide services to us or on our behalf, such as providing data hosting, cloud services, sending out information and communications, processing transactions, analyzing data, providing technical support, and other business and professional services. We provide these companies with only those elements of personal data they need to provide their services to us.
- **Third Parties to Process Transactions**. We may also disclose personal data in connection with certain transactions, such as to financial institutions; credit card issuers; insurers; brokers; professional advisors such as lawyers, accountants, or auditors; government entities; and shipping companies or postal services involved in fulfilling transactions, or to other third parties to whom you or your agents authorize us to disclose your personal data in connection with products or Services we provide to you or business that we conduct with you.
- **Required Disclosures**. We may disclose your personal data if required to do so by law or in our good-faith belief that such action is necessary to comply with legal requirements or with legal process served on us, including litigation and investigations, and to protect our or others' rights, property, or safety.
- **Business Transfers or Partners**. If we undertake or are involved in any merger, acquisition, joint venture, consortium, reorganization, sale of assets, bankruptcy, or insolvency event, then we may transfer or provide some or all our assets, including your personal data, in connection with such transaction or in contemplation of such transaction (e.g., during due diligence). We will make reasonable efforts to notify you before your personal data is transferred and becomes subject to a different privacy policy.

We do not sell and have not sold your personal data or transferred such personal data to third

We do not sell and have not sold your personal data or transferred such personal data to third parties to use for their or our own commercial benefit.

International Transfers in Global Operations

We may transfer personal data to and store personal data in countries other than the country where it was collected or from where you accessed our websites or applications. Those countries may have different data privacy and protection laws than the countries from which the personal data was collected or from which you accessed our websites or applications. To the extent required by applicable law, we will take measures to protect personal data so transferred or stored. For example, we implement Standard Contractual Clauses approved by the European Commission and United Kingdom and use similar contractual obligations to comply with applicable laws of other jurisdictions including data processing agreements in the United States. By choosing to use our Services, including our websites and applications, and submitting personal data to us, you consent to the transfer of such personal data outside of your country of residence.

How Long Do We Keep Your Personal Data?

We store personal information about you on computer systems operated by us or our service providers. As a regulated company, we keep various records that contain personal information in accordance with applicable state and federal regulations, or pursuant to contractual obligations. In general, we aim to keep personal information only for as long as necessary and only for the reason(s) we collected it. It may be necessary to keep personal information longer than our official retention periods for legal or regulatory reasons, including litigation. To support us in managing how long we hold personal information and our record management, we maintain a data retention policy which includes clear guidelines on retention and deletion.

We consider the following criteria when determining how long a particular record will be retained, including any personal information contained in that record:

- how long the record is needed to provide you with the products and services you request;
- how long the record is needed to support and enhance our operational processes;
- how long the record is needed to protect our rights and legal interests; and
- how long the record must be retained to comply with applicable laws and regulations.

The same personal information about you may be included in more than one record and used for more than one purpose, each of which may be subject to different retention periods based on the factors listed above.

Security Measures

We use technical, administrative, and procedural measures to safeguard your personal data from

We use technical, administrative, and procedural measures to safeguard your personal data from unauthorized access or use. We use, and we require our service providers to use, industry standard security measures for securing and protecting personal data, which may include measures such as encrypting data in transit and at rest, as well as limiting access to personal data on a least privilege basis (i.e., giving each user access only to personal data needed to perform their specific job duties). No such measure is ever 100% effective though, so we do not guarantee that your personal data will be secure from theft, loss, or unauthorized access or use, and we make no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such data.

Linked Websites

Our websites and applications may contain links to other websites, including those of other companies, organizations, and publications. These linked websites operate independently from our websites and applications, and we do not control and are not responsible for the content, security, or data privacy practices used by other entities. You should review the privacy statements of those linked websites to determine how they protect and use your personal data.

Children

Our Services, including our websites and applications, are not directed to children under 16 years of age and we do not knowingly collect any personal data from children under 16. If we learn that we collected the personal data of a child under the age of 16, we will use reasonable efforts to delete such information from our systems promptly.

Your Rights

Depending upon the laws applicable where you reside, you may have certain rights associated with your personal data.

Click here if you are a resident of California.

Texas consumers only (excludes Phillips 66 employees and business partners):

As a Texas resident, with respect to your personal data, you have the right to:

- *confirm* whether we are processing your personal data;
- *correct* your personal data if it is not accurate, taking into account the nature and purpose of the processing of your personal data;
- *request deletion* of the personal data you have provided or that we have obtained about you;
- *obtain a copy* of your personal data that we process if it is available in a digital format; and
- *not be discriminated against* based upon your choices and/or requests you may make in connection with your personal data.

We do not sell your personal data or share your personal data for cross-context behavioral advertising, so we do not offer an option for you "opt-out" of the sale or sharing of your personal data.

- request deletion of the personal data you have provided or that we have obtained about you;
- *obtain a copy* of your personal data that we process if it is available in a digital format; and
- *not be discriminated against* based upon your choices and/or requests you may make in connection with your personal data.

We do not sell your personal data or share your personal data for cross-context behavioral advertising, so we do not offer an option for you "opt-out" of the sale or sharing of your personal data.

If you are a Texas resident and wish to exercise your consumer rights or if you wish to appeal a decision we have made about your request, click here or call us at 1.800.527.5476. We will notify you in writing within sixty (60) days after we receive your appeal request of any action we take or do not take on your request, including an explanation of the reason(s) for our decision. If you are not satisfied with our response, you may contact the Texas Attorney General by clicking here or by calling its Consumer Protection Hotline at 1-800-621-0508.

Changes to Privacy Statement

We reserve the right to amend this Privacy Statement at any time at our discretion and will review and update it as may be necessary. When we do, we will revise the effective date at the top of this Privacy Statement. Please revisit this page periodically to become aware of the most recent privacy terms; your use of our Services linked to this Privacy Statement after such changes have been posted constitutes your agreement to such terms.

Contact Us

If you have questions regarding this Privacy Statement or our handling of personal data, you may contact us at phillips66.com/contact.

PHILLIPS 66
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On March 26, 2025, Phillips 66 released a press release regarding the filing of Phillips 66’s preliminary proxy statement. A copy of the press release can be found below.

NEWS RELEASE

Phillips 66 Files Preliminary Proxy Statement for 2025 Annual Meeting

HOUSTON, March 26, 2025 — Phillips 66 (NYSE: PSX) today announced that it has filed its preliminary proxy materials with the U.S. Securities and Exchange Commission in connection with its upcoming 2025 Annual Meeting of Shareholders.

In today’s filing, the Phillips 66 Board of Directors:

•

Announces the nomination of two new candidates bringing critical financial and operational capabilities to the Board: A. Nigel Hearne, a 35-year veteran of the energy industry with direct refining operations leadership, bringing deep downstream and integration expertise; and Howard I. Ungerleider, a highly strategic former President and Chief Financial Officer with extensive chemicals experience.

•

Nominates John E. Lowe and Robert “Bob” W. Pease as directors: Lowe, a strategic leader with more than 40 years of leadership in midstream, refining and chemicals businesses; and Pease, a director identified in partnership with Elliott Investment Management (“Elliott”), whose expertise in refining operations strengthens the Board’s oversight of efficiency improvements and strategic execution.

•

Announces it again intends to seek shareholder approval of a management proposal to approve the declassification of the Board at the 2025 Annual Meeting, a proposal that the Company has previously put forth five times over the past decade.

•

Reiterates unanimous support for the Company’s strategy to drive compelling, consistent returns for shareholders through operational excellence and effective allocation of capital across a leading integrated downstream business with a differentiated portfolio in highly attractive markets.

•

Unanimously recommends that shareholders use the WHITE proxy card or the WHITE voting instruction form to vote FOR only the four nominees recommended by the Board, and AGAINST Elliott’s proposal to approve, on an advisory basis, that the Board adopt a policy to implement the required annual resignation of all directors, and as the Board recommends on all other proposals.

Glenn F. Tilton, the Board’s lead independent director, said, “As a board, we regularly evaluate all ideas that may maximize shareholder value and have a proven history of acting decisively on value enhancing opportunities when it is in the best interests of our shareholders. Our priority is ensuring we have the right mix of skills so that we are best positioned to oversee the Company’s strategy and to deliver consistent and long-term value for our shareholders. The Board encourages new perspectives, welcomes debate and regularly engages with shareholders to solicit their feedback.”

Tilton continued, “After careful consideration of Elliott’s nominees and several conversations with Elliott’s representatives over multiple years, we have determined that the dissident nominees do not possess skills or experiences not represented on the Board already or that would directly drive further shareholder value creation. Further, Elliott’s inconsistent approach and evolving demands would introduce undue risk by prioritizing uncertain short-term gains over a disciplined, long-term strategy. The Board reiterates its commitment to rigorously evaluating the portfolio and strategic alternatives to maximize long-term shareholder value while avoiding decisions driven by short-term market fluctuations and speculative valuations.”

Phillips 66 Nominates Proven Leaders Who Strengthen Highly Engaged Board

Over the past four years, Phillips 66 has welcomed five new independent directors to the Board, including two in 2024. Today, Phillips 66 is nominating four director candidates, including two new nominees:

•

A. Nigel Hearne: With more than 35 years of experience in the energy industry, including extensive international upstream and downstream operating experience, he is a proven leader who will provide extremely valuable insights in overseeing Phillips 66’s execution of its strategic priorities. Hearne is currently the Chief Operating Officer of Harbour Energy and was recently Executive Vice President of Oil, Products & Gas at Chevron Corporation where he oversaw the entire value chain and was responsible for maximizing value from their global integrated model. He began his career in downstream operations, overseeing refineries in the United States and globally.

•

Howard I. Ungerleider: An experienced public company board member, Ungerleider is a highly strategic former President and Chief Financial Officer with deep insight into the chemicals business. He served in leadership roles at Dow for more than 30 years and managed the financial complexities of the historic merge-and-spin of DowDuPont, an $86 billion holding company comprised of The Dow Chemical Company and DuPont, from September 2017 to April 2019. His financial expertise and broader leadership through strategic transformations will be a meaningful addition to the Board and its oversight of the Company’s strategy.

•

John E. Lowe: As a respected strategic leader in the energy industry, he brings extensive expertise from an over 40-year career with leadership positions across midstream, refining, upstream and chemicals businesses. Through his various roles as an executive, strategic advisor and board member for upstream, midstream and downstream energy companies, he provides valuable insights into strategic, operational and regulatory considerations for Phillips 66’s strategic transformation and overall strategy.

•

Robert W. Pease: Through his 38-year career in the energy industry, he has held numerous leadership roles, particularly in downstream businesses. He brings deep refinery operations experience to the Board, which bolsters the Board’s ability to oversee the Company’s focus on optimizing the cost structure and operational efficiency of its refining assets, along with valuable perspectives on shifting market demand and through-cycle positioning which are important for the Company to set its long-term strategy.

“The addition of Nigel and Howard will add fresh insights from proven global leaders who not only have direct experience in our industry – they notably bring unique perspectives from their careers that are highly relevant to our position in the industry and our long-term strategy,” said Tilton. “Together, Nigel, Howard, Bob and John represent a unique set of skills and experiences. Nigel and Howard’s skills will complement those of our existing directors and can challenge our strategy and represent what is best for our shareholders,” Tilton added.

Tilton concluded, “Our transformative strategy is in its early stages, and we are confident we have the right chief executive officer, leadership team and strategic plan in place to continue delivering sustainable value creation, as noted last year by one of our largest shareholders, Elliott Management. The Board takes a highly engaged approach to overseeing the Company’s strategy that involves thoughtfully reviewing operations and challenging management to further maximize long-term shareholder value.”

Phillips 66’s Board of Directors is Committed to Declassification

At the 2025 Annual Meeting, Phillips 66 is seeking shareholder approval of a proposal to approve the declassification of the Board by amending the Company’s certificate of incorporation and by-laws, as it has done five times before over the past decade. The Board continues to believe it is in the best interests of the Company and its shareholders to properly declassify the Board. Elliott is seeking shareholder approval of a request for the Board to adopt a policy to implement a required annual resignation of all directors. Elliott’s proposal is merely a distraction and contravenes several elements of the Company’s organizational documents, in violation of well-established principles of Delaware corporate law.

The Board strongly urges shareholders who wish to properly declassify the Board in accordance with the Company’s governing documents to vote AGAINST Elliott’s proposal and in support of management’s proposal.

Elliott’s Proxy Fight

As stated in the March 5 public letter to shareholders, Phillips 66 has sought to engage with Elliott since 2023 to hear its ideas and work constructively toward a shared goal of long-term value creation.

This constructive dialogue led to the addition of Bob Pease to the Board with Elliott stating: “We (Elliott) have worked collaboratively with Phillips 66 on the Board’s appointment of Bob, who will bring extensive experience in refining and the energy industry more broadly.”

However, attempts to reach agreement on adding another mutually agreed director have been met with challenges.

Following a period of silence, Elliott issued a series of public attacks on the Board and management team and, for the first time in its discussions with Phillips 66, proposed the idea of a separation. Phillips 66 sought to re-engage Elliott in constructive dialogue to find a path forward that would benefit all shareholders.

At the latest meeting, Elliott representatives indicated there were no immediate next steps and opted not to present their nominees for interviews at that time, despite the Board’s willingness to engage. The Board and leadership team of Phillips 66 stand ready to engage constructively when Elliott is ready.

In the coming weeks, Phillips 66 will provide more information about its highly qualified board candidates, its strong management team and its proven strategy to create long-term shareholder value. The Company will also provide details regarding how Elliott’s nominees and its proposed changes at Phillips 66 present significant risks to shareholder value.

Keeping Our Shareholders Informed

Phillips 66’s definitive proxy materials will soon be mailed out to shareholders and will include a WHITE proxy card or a WHITE voting instruction form with voting instructions. Your vote for all four Phillips 66 nominees on the WHITE proxy card or WHITE voting instruction form will be critical. Shareholders and other stakeholders can stay informed about the 2025 Annual Meeting and related updates by visiting: Phillips66Delivers.com.

Phillips 66 strongly urges shareholders to simply discard and NOT vote using any Gold proxy card or Gold voting instruction form that may be sent by Elliott.

About Phillips 66

Phillips 66 (NYSE: PSX) is a leading integrated downstream energy provider that manufactures, transports and markets products that drive the global economy. The company’s portfolio includes Midstream, Chemicals, Refining, Marketing and Specialties, and Renewable Fuels businesses. Headquartered in Houston, Phillips 66 has employees around the globe who are committed to safely and reliably providing energy and improving lives while pursuing a lower-carbon future. For more information, visit phillips66.com or follow @Phillips66Co on LinkedIn.

Jeff Dietert (investors)

832-765-2297

jeff.dietert@p66.com

Owen Simpson (investors)

832-765-2297

owen.simpson@p66.com

Thaddeus Herrick (media)

855-841-2368

thaddeus.f.herrick@p66.com

On March 26, 2025, Phillips 66 sent a letter to employees of Phillips 66 regarding the filing of Phillips 66’s preliminary proxy statement. A copy of the letter to employees can be found below.

Phillips 66 Team,

Today we filed our preliminary proxy statement in connection with our 2025 Annual Meeting of Shareholders. At our Annual Meeting each year, our investors cast votes to determine who serves on our Board, among other items.

We have put forth four highly qualified directors to stand for election at this year’s Annual Meeting.

Two are familiar faces – Bob Pease and John Lowe – who have already provided great expertise and service to our Board. We are also excited to nominate two new directors, Nigel Hearne and Howard Ungerleider. All four nominees have significant leadership experience and impressive track records in our industry.

This year’s Annual Meeting will be slightly different than past years.

As we have shared previously, Elliott Management has decided to forego constructive engagement with us, instead launching an activist campaign. While Elliott has put forth their own nominees, the Board unanimously recommends that shareholders vote in favor of only the Company’s four nominees – Nigel Hearne, John Lowe, Bob Pease and Howard Ungerleider.

We expect Elliott to run a campaign that will attack our strategy, our past performance and our Board to try to convince investors their plans are the right ones.

You should expect Elliott to use any number of tactics to win support for their effort between now and our Annual Meeting in late May. While we continue to welcome productive discussions with them, we respectfully disagree with how they’ve approached some key topics. Just as in any other type of campaign, you will see us publicly demonstrate why we believe our current Board and strategy are the right ones.

Despite this public dialogue, what is most important is that we continue to drive value through our integrated strategy, world-class operations and industry-leading teams. Our Board of Directors and leadership team strongly believe in our path forward and our ability to deliver long-term value to our shareholders.

We will continue to keep you informed.

To stay up to date over the next few weeks and months, we encourage you to follow our newly launched website, Phillips66Delivers.com.

If you are contacted by media, we ask that you do not comment, but instead please refer queries to Chuck Moran, our head of communications. Inquiries from investors should go to Jeff Dietert, our head of investor relations

Our team is going to do what it does best – stay focused, operate well and uphold our commitment to excellence.

Full speed ahead,

Mark

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Forward-Looking Statements

This document contains forward-looking statements within the meaning of the federal securities laws relating to Phillips 66’s operations, strategy and performance. Words such as “anticipated,” “committed,” “estimated,” “expected,” “planned,” “scheduled,” “targeted,” “believe,” “continue,” “intend,” “will,” “would,” “objective,” “goal,” “project,” “efforts,” “strategies” and similar expressions that convey the prospective nature of events or outcomes generally indicate forward-looking statements. However, the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements included in this news release are based on management’s expectations, estimates and projections as of the date they are made. These statements are not guarantees of future events or performance, and you should not unduly rely on them as they involve certain risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Factors that could cause actual results or events to differ materially from those described in the forward-looking statements include: changes in governmental policies or laws that relate to our operations, including regulations that seek to limit or restrict refining, marketing and midstream operations or regulate profits, pricing, or taxation of our products or feedstocks, or other regulations that restrict feedstock imports or product exports; our ability to timely obtain or maintain permits necessary for projects; fluctuations in NGL, crude oil, refined petroleum, renewable fuels and natural gas prices, and refining, marketing and petrochemical margins; the effects of any widespread public health crisis and its negative impact on commercial activity and demand for refined petroleum or renewable fuels products; changes to worldwide government policies relating to renewable fuels and greenhouse gas emissions that adversely affect programs including the renewable fuel standards program, low carbon fuel standards and tax credits for renewable fuels; potential liability from pending or future litigation; liability for remedial actions, including removal and reclamation obligations under existing or future environmental regulations; unexpected changes in costs for constructing, modifying or operating our facilities; our ability to successfully complete, or any material delay in the completion of, any asset disposition, acquisition, shutdown or conversion that we have announced or may pursue, including receipt of any necessary regulatory approvals or permits related thereto; unexpected difficulties in manufacturing, refining or transporting our products; the level and success of drilling and production volumes around our midstream assets; risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products, renewable fuels or specialty products; lack of, or disruptions in, adequate and reliable transportation for our products; failure to complete construction of capital projects on time or within budget; our ability to comply with governmental regulations or make capital expenditures to maintain compliance with laws; limited access to capital or significantly higher cost of capital related to illiquidity or uncertainty in the domestic or international financial markets, which may also impact our ability to repurchase shares and declare and pay dividends; potential disruption of our operations due to accidents, weather events, including as a result of climate change, acts of terrorism or cyberattacks; general domestic and international economic and political developments, including armed hostilities (such as the Russia-Ukraine war), expropriation of assets, and other diplomatic developments; international monetary conditions and exchange controls; changes in estimates or projections used to assess fair value of intangible assets, goodwill and property and equipment and/or strategic decisions with respect to our asset portfolio that cause impairment charges; investments required, or reduced demand for products, as a result of environmental rules and regulations; changes in tax, environmental and other laws and regulations (including alternative energy mandates); political and societal concerns about climate change that could result in changes to our business or increase expenditures, including litigation-related expenses; the operation, financing and distribution decisions of equity affiliates we do not control; and other economic, business, competitive and/or regulatory factors affecting Phillips 66’s businesses generally as set forth in our filings with the Securities and Exchange Commission. Phillips 66 is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information

On March 26, 2025, Phillips 66 filed a preliminary proxy statement on Schedule 14A (the “Proxy Statement”) and accompanying WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”) and its solicitation of proxies for Phillips 66’s director nominees and for other matters to be voted on. The Proxy Statement is in preliminary form and Phillips 66 intends to file and mail to shareholders of record entitled to vote at the 2025 Annual Meeting a definitive proxy statement and other documents, including a WHITE proxy card. Phillips 66 may also file other relevant documents with the SEC regarding its solicitation of proxies for the 2025 Annual Meeting. This communication is not a substitute for any proxy statement or other document that Phillips 66 has filed or may file with the SEC in connection with any solicitation by Phillips 66. PHILLIPS 66 SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD AND ANY OTHER RELEVANT SOLICITATION MATERIALS FILED WITH THE SEC AS THEY CONTAIN IMPORTANT INFORMATION. Shareholders may obtain copies of the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents (including the WHITE proxy card) filed by Phillips 66 with the SEC without charge from the SEC’s website at www.sec.gov. Copies of the documents filed by Phillips 66 with the SEC also may be obtained free of charge at Phillips 66’s investor relations website at https://investor.phillips66.com or upon written request sent to Phillips 66, 2331 CityWest Boulevard, Houston, TX 77042, Attention: Investor Relations.

Certain Information Regarding Participants

Phillips 66, its directors, its director nominees and certain of its executive officers and employees may be deemed to be participants in connection with the solicitation of proxies from Phillips 66 shareholders in connection with the matters to be considered at the 2025 Annual Meeting. Information regarding the names of such persons and their respective interests in Phillips 66, by securities holdings or otherwise, is available in the Proxy Statement, which was filed with the SEC on March 26, 2025, and will be included in Phillips 66’s definitive proxy statement, once available, including in the sections captioned “Beneficial Ownership of Phillips 66 Securities” and “Appendix C: Supplemental Information Regarding Participants in the Solicitation.” To the extent that Phillips 66’s directors and executive officers who may be deemed to be participants in the solicitation have acquired or disposed of securities holdings since the applicable “as of” date disclosed in the Proxy Statement, such transactions have been or will be reflected on Statements of Changes in Ownership of Securities on Form 4 or Initial Statements of Beneficial Ownership of Securities on Form 3 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.